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                                                                                                           Exhibit T3G

======================================================================================================================
                                                     UNITED STATES
                                          SECURITIES AND EXCHANGE COMMISSION
                                                WASHINGTON, D.C. 20549

                                              --------------------------

                                                       FORM T-1

                                   STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER
                                          THE TRUST INDENTURE ACT OF 1939 OF
                                      CORPORATIONS DESIGNATED TO ACT AS TRUSTEES
                                  Check if an Application to Determine Eligibility of
                                        a Trustee Pursuant to Section 305(b)(2)

                                -------------------------------------------------------

                                            U.S. BANK NATIONAL ASSOCIATION
                   --------------------------------------------------------------------------------
                                  (Exact name of trustee as specified in its charter)

                           Not Applicable.                                               31-0841368
---------------------------------------------------------------------- -----------------------------------------------
    (Jurisdiction of incorporation of organization if not a U.S.          (I.R.S. Employer Identification Number)
                           national bank)

------------------------------------------------------------ ---------------------------------------------------------
                     800 Nicollet Mall
                  Minneapolis, Minnesota                                              55402
------------------------------------------------------------ ---------------------------------------------------------
         (Address of principal executive offices)                                   (Zip Code)
------------------------------------------------------------ ---------------------------------------------------------

                                                   Richard Prokosch
                                            U.S. Bank National Association
                                                 60 Livingston Avenue
                                                  St. Paul, MN 55107
                                                    (651) 495-3918
                               ---------------------------------------------------------
                               (Name, address and telephone number of agent for service)

                                      AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                                  ---------------------------------------------------
                                  (Exact name of obligor as specified in its charter)

------------------------------------------------------------ ---------------------------------------------------------
                         Delaware                                                   87-0418807
------------------------------------------------------------ ---------------------------------------------------------
     (State or other jurisdiction of incorporation or                (I.R.S. Employer Identification Number)
                       organization)
------------------------------------------------------------ ---------------------------------------------------------


------------------------------------------------------------ ---------------------------------------------------------
                   100 Penn Square East
                     Philadelphia, PA                                                 19107
------------------------------------------------------------ ---------------------------------------------------------
         (Address of principal executive offices)                                   (Zip Code)
------------------------------------------------------------ ---------------------------------------------------------

                                              Senior Collateralized Notes
                                              ---------------------------
                                            (Title of indenture securities)
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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                     Comptroller of the Currency
                     Washington, D.C.

         b)   Whether it is authorized to exercise corporate trust powers.
                     Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
              None.

ITEMS 3-15    Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility and qualification.

            1. A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4. A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the
               Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2003,
               published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



* Incorporated by reference to Registration Number 333-67188.

                                       2

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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, and State of Minnesota on the 11th day of May, 2004.


                                     U.S. BANK NATIONAL ASSOCIATION

                                     By: /s/ Richard Prokosch
                                         ---------------------------------
                                         Richard Prokosch
                                         Vice President




By: /s/ Benjamin J. Krueger
    ---------------------------
    Benjamin J. Krueger
    Assistant Vice President




                                       3


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                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: May 11, 2004


                                          U.S. BANK NATIONAL ASSOCIATION


                                          By: /s/ Richard Prokosch
                                              --------------------------
                                              Richard Prokosch
                                              Vice President




By: /s/ Benjamin J. Krueger
    ---------------------------
    Benjamin J. Krueger
    Assistant Vice President


                                       4
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                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION

                                AS OF 12/31/2003

                                    ($000'S)

                                                                    12/31/2003
                                                                    ----------
ASSETS
     Cash and Due From Depository Institutions                     $  8,631,361
     Federal Reserve Stock                                                    0
     Securities                                                      42,963,396
     Federal Funds                                                    2,585,353
     Loans & Lease Financing Receivables                            114,718,888
     Fixed Assets                                                     1,911,662
     Intangible Assets                                               10,254,736
     Other Assets                                                     8,093,654
                                                                   ------------
         TOTAL ASSETS                                              $189,159,050

LIABILITIES
     Deposits                                                      $128,249,183
     Fed Funds                                                        5,098,404
     Treasury Demand Notes                                            3,585,132
     Trading Liabilities                                                213,447
     Other Borrowed Money                                            21,664,023
     Acceptances                                                        123,996
     Subordinated Notes and Debentures                                5,953,524
     Other Liabilities                                                5,173,011
                                                                   ------------
     TOTAL LIABILITIES                                             $170,060,720

EQUITY
     Minority Interest in Subsidiaries                             $  1,002,595
     Common and Preferred Stock                                          18,200
     Surplus                                                         11,677,397
     Undivided Profits                                                6,400,138
                                                                   ------------
         TOTAL EQUITY CAPITAL                                      $ 19,098,330

TOTAL LIABILITIES AND EQUITY CAPITAL                               $189,159,050

-------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Richard Prokosch
     ---------------------
     Vice President

Date: May 11, 2004


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